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                                                                               .
                                                                               .
                                                                               .

                                                         NOT FOR USE IN NEW YORK

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(JOHN HANCOCK(R) LOGO)                          Address: P.O. Box 9505, Portsmouth, NH 03802-9505
JOHN HANCOCK ANNUITIES   Overnight mailing address: 164 Corporate Drive, Portsmouth NH 03801-6815
                                            Home Office: Bloomfield Hills, MI Phone: 800-344-1029
                                                                 Web Address: www.jhannuities.com
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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Application for
Venture Opportunity(R) B Share

Flexible Payment Deferred
Variable Annuity Application

-    PAYMENT OR ORIGINAL EXCHANGE/TRANSFER PAPERWORK MUST ACCOMPANY APPLICATION

-    INCLUDE ANY STATE REQUIRED REPLACEMENT FORMS

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
1.  ACCOUNT REGISTRATION

    APPLICATION SOLICITED IN THE STATE OF _____ _____

    A. NON-QUALIFIED (select only one ownership type)            B. QUALIFIED (select only one plan type)

    [ ] Individual   [ ] Trust   [ ] Corporation                 [ ] Traditional IRA, Tax year _____   [ ] Inherited/Beneficiary IRA
    [ ] UGMA/UTMA    [ ] Charitable Remainder Trust              [ ] Roth IRA, Tax year _____          [ ] 403(b) Non-ERISA
    [ ] Other __________________________________                 [ ] SEP IRA                           [ ] 403(b) ERISA
                                                                 [ ] SIMPLE IRA                        [ ] Individual 401(k)
                                                                 [ ] Other _________________________

2.  PURCHASE PAYMENT (minimum $2,000 qualified; $5,000 non-qualified)

    PAYMENT OR ORIGINAL EXCHANGE/TRANSFER PAPERWORK MUST ACCOMPANY APPLICATION.

    A. DIRECT PAYMENT/AMOUNT $__________                         B. TRANSFER/ESTIMATED AMOUNT (include transfer paperwork)

    [ ] Check                                                    [ ] Non-Qualified 1035 Exchange $__________
        payable to John Hancock Life Insurance Company (U.S.A.)
    [ ] Wire                                                     [ ] Qualified Direct Transfer $__________
        contact us for wiring instructions                       [ ] Qualified Rollover from another carrier $__________

3.  OWNER   [ ] Male   [ ] Female   [ ] Trust/Entity             CO-OWNER   [ ] Male   [ ] Female   [ ] Trust/Entity

    ___________________________________________________________  ___________________________________________________________________
    Owner's Name (First, Middle, Last or Name of Trust/Entity)   Co-owner's Name (First, Middle, Last or Name of Trust/Entity)

    ___________________________________________________________  ___________________________________________________________________
    Mailing Address                                              Mailing Address

    ___________________________________________________________  ___________________________________________________________________
    City, State, Zip                                             City, State, Zip

    ___________________________________________________________  ___________________________________________________________________
    Residential Address (Required if different from mailing or   Residential Address (Required if different from mailing or address
    address is PO Box)                                           is PO Box)

    ______ ______ ____________   ______________________________  ______ ______ ____________   ______________________________________
    Date of Birth (mm dd yyyy)   Social Security/Tax             Date of Birth (mm dd yyyy)   Social Security/Tax
                                 Identification Number                                        Identification Number

    ___________________________________________________________
    Client Brokerage Account Number

4.  ANNUITANT (if different than owner) [ ] Male   [ ] Female    CO-ANNUITANT (if different than co-owner) [ ] Male   [ ] Female

    ___________________________________________________________  ___________________________________________________________________
    Annuitant's Name (First, Middle, Last or Name of             Co-annuitant's Name (First, Middle, Last or Name of Trust/Entity)
    Trust/Entity)

    ___________________________________________________________  ___________________________________________________________________
    Mailing Address                                              Mailing Address

    ___________________________________________________________  ___________________________________________________________________
    City, State, Zip                                             City, State, Zip

    ___________________________________________________________  ___________________________________________________________________
    Residential Address (Required if different from mailing or   Residential Address (Required if different from mailing or address
    address is PO Box)                                           is PO Box)

    ______ ______ ____________   ______________________________  ______ ______ ____________   ______________________________________
    Date of Birth (mm dd yyyy)   Social Security/Tax             Date of Birth (mm dd yyyy)   Social Security/Tax
                                 Identification Number                                        Identification Number
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
5.  BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100% and total % of proceeds to contingent beneficiaries must equal 100%)

    IF THERE ARE CO-OWNERS, THE SURVIVING OWNER IS THE PRIMARY BENEFICIARY. CONTINGENT BENEFICIARY(IES) RECEIVE PROCEEDS ONLY IF
    PRIMARY BENEFICIARY(IES) PRE-DECEASE THE OWNER. IF YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR YOUR BENEFICIARY(IES),
    PLEASE COMPLETE THE SEPARATE RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE USE THE REMARKS SECTION 8
    TO CONTINUE.

    BENEFICIARY #1: [X] PRIMARY                                  BENEFICIARY #2: [ ] PRIMARY   [ ] CONTINGENT

    _____% of proceeds [ ] Male   [ ] Female   [ ] Trust/Entity  _____% of proceeds [ ] Male   [ ] Female   [ ] Trust/Entity

    ___________________________________________________________  ___________________________________________________________________
    Primary Beneficiary's Name (First, Middle, Last or Name of   Primary Beneficiary's Name (First, Middle, Last or Name of
    Trust/Entity)                                                Trust/Entity)

    ___________________________________________________________  ___________________________________________________________________
    Relationship to Owner                                        Relationship to Owner

    ______ ______ ____________   ______________________________  ______ ______ ____________   ______________________________________
    Date of Birth (mm dd yyyy)   Social Security/Tax             Date of Birth (mm dd yyyy)   Social Security/Tax
                                 Identification Number                                        Identification Number

    BENEFICIARY #3: [ ] PRIMARY   [ ] CONTINGENT                 BENEFICIARY #4: [ ] PRIMARY   [ ] CONTINGENT

    _____% of proceeds [ ] Male   [ ] Female   [ ] Trust/Entity  _____% of proceeds [ ] Male   [ ] Female   [ ] Trust/Entity

    ___________________________________________________________  ___________________________________________________________________
    Primary Beneficiary's Name (First, Middle, Last or Name of   Primary Beneficiary's Name (First, Middle, Last or Name of
    Trust/Entity)                                                Trust/Entity)

    ___________________________________________________________  ___________________________________________________________________
    Relationship to Owner                                        Relationship to Owner

    ______ ______ ____________   ______________________________  ______ ______ ____________   ______________________________________
    Date of Birth (mm dd yyyy)   Social Security/Tax             Date of Birth (mm dd yyyy)   Social Security/Tax
                                 Identification Number                                        Identification Number

6.  OPTIONAL DEATH BENEFITS

    (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

    [ ] ANNUAL STEP-UP DEATH BENEFIT

7.  OPTIONAL WITHDRAWAL BENEFITS

    (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY. INVESTMENT RESTRICTIONS
    APPLY. PLEASE SEE SECTION 9.)

    Please choose only one rider:

    INCOME PLUS FOR LIFE
    [ ] Single Life
    [ ] Joint Life

    If Joint Life version is elected, for Qualified Registrations the spouse must be the sole primary beneficiary designated in
    Section 5. For Non-Qualified Registrations the spouse must be either the co-owner designated in Section 3 or the sole primary beneficiary designated in Section 5.

8.  REMARKS
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
9.  INITIAL INVESTMENT ALLOCATIONS

    USE THIS SECTION ONLY IF YOU DID NOT ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 7.

    _____% LIFESTYLE GROWTH   _____% LIFESTYLE BALANCED   _____% LIFESTYLE MODERATE   _____% LIFESTYLE CONSERVATIVE
           80% Stocks                60% Stocks                  40% Stocks                  20% Stocks
           20% Bonds                 40% Bonds                   60% Bonds                   80% Bonds

    _____% AMERICAN           _____% AMERICAN             _____% FRANKLIN TEMPLETON   _____% WELLINGTON GLOBAL
           ASSET ALLOCATION          FUNDAMENTAL                 FOUNDING                    ASSET ALLOCATION
                                     HOLDINGS                    ALLOCATION

    _____% MONEY MARKET

           DOLLAR COST AVERAGING FUNDS

    _____% 6 month DCA (Must also complete section 10)
    _____% 12 month DCA (Must also complete section 10)

    100 % TOTAL

    OR CHOOSE ONE ASSET ALLOCATION MODEL

    [ ] 100% BALANCED: GROWTH & INCOME   [ ] 100% BALANCED TOWARD GROWTH      [ ] 100% GROWTH
          5% American Global Small Cap         5% American Global Small Cap         5% American Global Small Cap
          5% American Growth                  10% American Growth                   5% Wellington Mid Cap Stock
          5% Templeton Global                 10% Templeton Global                 15% American Growth
          5% Lord, Abbet Mid Cap Value         5% Lord, Abbet Mid Cap Value        10% Templeton Global
         15% Franklin Mutual Shares           20% Franklin Mutual Shares            5% Lord, Abbet Mid Cap Value
         15% American Blue Chip               15% American Blue Chip               20% Franklin Mutual Shares
             Income & Growth                      Income & Growth                  15% American Blue Chip
         10% American Growth-Income           10% American Growth-Income               Income & Growth
         25% American Bond                    15% American Bond                    15% American Growth-Income
         15% Wellington Investment            10% Wellington Investment            10% American Bond
             Quality Bond                         Quality Bond

    IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 10. IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

                                                                               (1) MFC Global Investment Management (U.S.A.) Limited

10. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE: ______ ______ __________
                          (mm dd yyyy)

    SOURCE FUND                                              DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

    [ ] 6 month DCA Fund    [ ] 12 month DCA Fund            ________________________________________   _____%
    [ ] Money Market Fund   [ ] Other Source Fund            Fund Name

                                ___________________________  ________________________________________   _____%
                                                             Fund Name
    If Money Market or Other Source Fund elected, indicate
    amount to be transferred each month                      ________________________________________   _____%
    $__________                                              Fund Name

                                                             ________________________________________   _____%
                                                             Fund Name

                                                             If you elected an Optional Withdrawal Benefit,
                                                             Destination Funds must be from the investment
                                                             options listed in Section 9.

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
11. INITIAL INVESTMENT ALLOCATIONS

    USE THIS SECTION ONLY IF YOU ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 7.

    _____% All Cap Value (Lord, Abbet)                          _____% International Core (GMO)
    _____% American Asset Allocation (American Funds)           _____% International Small Cap (Templeton)
    _____% American Blue Chip Income and Growth                 _____% International Value (Templeton)
           (American Funds)                                     _____% Investment Quality Bond (Wellington)
    _____% American Bond (American Funds)                       _____% Lifestyle Balanced (MFC GIM(1))
    _____% American Fundamental Holdings (MFC GIM(1))           _____% Lifestyle Conservative (MFC GIM(1))
    _____% American Global Growth (American Funds)              _____% Lifestyle Growth (MFC GIM(1))
    _____% American Global Small Cap (American Funds)           _____% Lifestyle Moderate (MFC GIM(1))
    _____% American Growth (American Funds)                     _____% Mid Cap Intersection (Wellington)
    _____% American Growth-Income (American Funds)              _____% Mid Cap Stock (Wellington)
    _____% American High Income Bond (American Funds)           _____% Mid Cap Value (Lord, Abbet)
    _____% American International (American Funds)              _____% Money Market (MFC GIM(1))
    _____% American New World (American Funds)                  _____% Mutual Shares (Franklin)
    _____% Core Equity (Legg Mason)                             _____% Small Cap Growth (Wellington)
    _____% Franklin Templeton Founding Allocation (MFC GIM(1))  _____% Small Cap Intrinsic Value (MFC Global U.S.)
    _____% Fundamental Value (Davis)                            _____% Small Cap Value (Wellington)
    _____% Global (Templeton)                                   _____% Total Return (PIMCO)
    _____% Global Asset Allocation (Wellington)                 _____% Value (Van Kampen)
    _____% Global Bond (PIMCO)

                                                                DOLLAR COST AVERAGING FUNDS

                                                                _____% 6 MONTH DC A (Must also complete section 12)
                                                                _____% 12 MONTH DC A (Must also complete section 12)

                                                                100%   TOTAL

    IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 12.
    IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

                                                                               (1) MFC Global Investment Management (U.S.A.) Limited

12. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source Fund is depleted. If the transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE: ______ ______ __________
                           (mm dd yyyy)

    SOURCE FUND                                              DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

    [ ] 6 month DCA Fund    [ ] 12 month DCA Fund            ________________________________________   _____%
    [ ] Money Market Fund   [ ] Other Source Fund            Fund Name/Model

                                ___________________________  ________________________________________   _____%
                                                             Fund Name/Model
    If Money Market or Other Source Fund elected, indicate
    amount to be transferred each month                      ________________________________________   _____%
    $__________                                              Fund Name/Model

                                                             ________________________________________   _____%
                                                             Fund Name/Model
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
13. STATE DISCLOSURES

    FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, ME, NE, NJ, NM, OH, OK, OR, PA, TN, VA, WA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

    FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

    FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF
    THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false or fraudulent claim for payment of a loss is subject to criminal and civil penalties.

    FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
    Division of Insurance within the Department of Regulatory Agencies.

    FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

    FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

    FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE AN INSURANCE COMPANY FILES A
    STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE
    THIRD DEGREE.

    FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

    FOR ME, TN, VA, WA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

    FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

    FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

    FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

    FOR OR RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

    FOR CT & NJ RESIDENTS ONLY: All declarative portions of this application are to the best of my/our knowledge and belief.

14. NOTICE: FOR CALIFORNIA OWNER(S)/ANNUITANT(S) 60 OR OLDER ONLY

    Under California law, there is a 30 Day Right to Review your contract. The amount that will be returned to you if you cancel your Contract during this 30-day period will depend on the election below which designates where your Payments will be allocated during the Right to Review period. Please check one of the following boxes. IF YOU DO NOT CHECK ONE OF THESE BOXES, WE WILL
    ALLOCATE YOUR PAYMENT TO THE MONEY MARKET PORTFOLIO.

    [ ] I/We wish to immediately invest in the variable Investment Options elected in either Section 9 or 11. If my/our Contract is canceled within 30 days, the Contract Value will be returned to me/us.

    [ ] I/We authorize the company to allocate my Payment to the Money Market portfolio for a period of 35 calendar days. On the
        35th day (or next business day) transfer my Contract Value to the investment selection(s) elected in either Section 9 or 11.
        If I cancel my/our contract within 30 days, any Payments will be returned.
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
15. ACKNOWLEDGMENTS/SIGNATURES

    STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the
    Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. The
    Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

    [ ] YES   [ ] NO Does the annuitant or applicant(s) have any existing annuity or insurance policies?
    [ ] YES   [ ] NO Will the purchase of this annuity replace or change any other insurance or annuity?

            IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH TRANSFER PAPERWORK AND ANY NECESSARY STATE
            REPLACEMENT FORMS:

    ___________________________________________________________________________________________  [ ] Annuity   [ ] Life Insurance
    Issuing Company                                Contract Number

    ___________________________________________________________________________________________  [ ] Annuity   [ ] Life Insurance
    Issuing Company                                Contract Number

    I/WE UNDERSTAND THAT UNLESS L/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE
    ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE
    DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE ________________________

    I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE
    CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT
    GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

    I HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

    I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


    X
    ----------------------------------------------   ---------------------------------   ---- ---- ------
    Signature of Owner                               City, State                         Date (mm dd yyyy)


    X
    ----------------------------------------------
    Signature of Co-owner (if any)


    X
    ----------------------------------------------   ---------------------------------
    Signature of Annuitant                           City, State


    X
    ----------------------------------------------
    Signature of Co-annuitant (if any)

16. AGENT INFORMATION

    A. AGENT CERTIFICATION

    [ ] YES   [ ] NO Does the annuitant or applicant have existing individual life insurance policies or annuity contracts?
    [ ] YES   [ ] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

    B. OPTION (if left blank, option will default to your firm's Selling Agreement)

    [X] Option A

    C. AGENT INFORMATION


    X
    ----------------------------------------------   ---------------------------------------------   ---------------
    Signature of Agent #1                            Printed Name of Agent                           Percentage %

    ----------------------------------------------   -----------------------------   -------------------------------
    State License ID                                 Broker/Dealer Rep Number        Social Security Number

    ------------------------------------------------------------------------------   -------------------------------
    Broker/Dealer Firm                                                               Agent's Telephone Number


    X
    ----------------------------------------------   ---------------------------------------------   ---------------
    Signature of Agent #2                            Printed Name of Agent                           Percentage %

    ----------------------------------------------   -----------------------------   -------------------------------
    State License ID                                 Broker/Dealer Rep Number        Social Security Number

    ------------------------------------------------------------------------------   -------------------------------
    Broker/Dealer Firm                                                               Agent's Telephone Number
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
TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION*                                                                     ACCEPT   DECLINE

AS THE OWNER, I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. By marking "Accept," I am also authorizing John            [ ]      [ ]
Hancock to act on telephone or electronic instructions from any other person who can furnish proper identification. John Hancock will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, John Hancock and its employees will be held harmless for any claim, loss, liability, or expense.

TELEPHONE WITHDRAWAL AUTHORIZATION*                                                                                 ACCEPT   DECLINE

I authorize the Company to act on withdrawal instructions given by telephone from myself or any person who can        [ ]      [X]
furnish proper identification.
                                                                                                                      Owner MUST
If I elect this option, I understand that neither the Company nor any person authorized by the Company will be        mark or the
responsible for any claim, loss, liability, or expense in connection with a telephone withdrawal if the Company     default will be
or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization.       selected

AUTOMATIC REBALANCING*                                                                                              ACCEPT   DECLINE

If marked, the Contract Value, excluding amounts in the fixed account investment options, will be automatically       [ ]      [X]
rebalanced as indicated by variable Investment Allocations elected in either Section 9 or 11 of the application,
unless subsequently changed. Initial Payment must be allocated to at least 2 variable investment options in order      Owner MUST
to participate in Automatic Rebalancing. be selected                                                                   mark or the
                                                                                                                     default will be
If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must       selected
be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options. Automatic
Rebalancing is not available if you are participating in a Dollar Cost Averaging program from a Variable
Portfolio.

Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

[ ] Quarterly   [ ] Semi-Annually (June & December)   [ ] Annually (December)

                                       * Unless subsequently changed in accordance with terms of Contract issued.
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